UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  January 23, 2019

DPW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Newport Beach CA 92663

 (Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 23, 2019 (the “Closing Date”), DPW Holdings, Inc., a Delaware corporation (the “Company”) entered into an Exchange Agreement (the “Exchange Agreement”) with a certain institutional investor (the “Investor”) pursuant to which the Company issued to the Investor two (2) new secured promissory notes (the “New Notes”) in exchange for the Secured Promissory Note issued by the Company to the Investor on October 10, 2018 (the “October Note”) and that certain Secured Promissory Note issued by the Company to the Investor on August 16, 2018 as amended on November 29, 2018 (the “November Note”, and together with the October Note, the “Old Notes”).

Pursuant to the Exchange Agreement, the Investor may elect receive from the Company shares of Common Stock of the Company issued under Company’s Registration Statement on Form S-3 (File No. 333-222132), subject to a beneficial ownership limitation. Any Common Stock issued to the Investor in accordance therewith shall reduce the outstanding sums due under the New Notes, by an amount equal to the number of shares of Common Stock issued multiplied by the applicable Issuance Price (as defined in the Exchange Agreement), subject to a leak-out provision set forth in the Exchange Agreement. In addition, in the event the Investor’s proceeds from the sale of all Common Stock received by the Investor pursuant to the terms of the Exchange Agreement, do not equal at least 100% of the deemed payment of the outstanding Principal balance of the New Notes, the Company shall owe the difference to the Investor in cash or through the delivery of free trading shares of Common Stock.

Subject to the conditions set forth in the Exchange Agreement, on or after April 15, 2019, unless the New Notes have been paid in full, the Investor may be issued a secured convertible promissory note (the “Convertible Note”, and collectively with the New Notes and the Exchange Agreement, the “Transaction Documents”) in exchange for the November Note.

In connection with the Exchange Agreement, the Company and the Investor intend to enter into a Security Agreement, pursuant to which the Company and its subsidiaries will grant a second priority security interest in all of its right, title and interest in and to the Collateral (as defined in the Security Agreement), subordinate only to the Company’s senior lender, as security for the Company’s obligations set forth in the Transaction Documents.

Description of Secured Promissory Notes

The New Notes have an aggregate principal face amount of $1,043,799.03 and bear interest at 8% per annum. The New Notes contain standard and customary events of default including, but not limited to, failure to make payments when due under each New Note, failure to comply with certain covenants contained in each New Note, or bankruptcy or insolvency of the Company.

The number of shares of Common Stock issuable upon delivery of issuance notices by the Investor to the Company shall be determined by dividing the amount of the New Note to be drawn down by the greater of $0.12 or 80% of the lowest daily VWAP in the three trading days prior to the acquisition of the Common Stock, subject to certain conditions.

After the occurrence of any Event of Default (as defined in each New Note) that results in the eventual acceleration of a New Note, the interest rate on the New Note shall accrue at an additional interest rate equal to the lesser of 18.0% per annum or the maximum rate permitted under applicable law. All overdue accrued and unpaid interest to be paid thereunder shall entail a late fee at an interest rate equal to 18% per annum.

The foregoing is only a brief description of the material terms of the Exchange Agreement, the Security Agreement and the New Notes, the forms of which are attached hereto as exhibits to this Current Report on Form 8-K, and are incorporated herein by reference. The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such descriptions are qualified in their entirety by reference to the respective exhibit.

Description of Secured Convertible Promissory Note

The Convertible Note, if issued, will be issued on or about April 15, 2019, with a maturity date of July 15, 2019, and will bear interest at 8% per annum payable by the Company to the Investor, in cash, within seven days of the end of each calendar quarter while the Convertible Note remains outstanding. The number of shares of Common Stock issuable upon conversion of the Convertible Note shall be determined by dividing the amount to be converted by the greater of $0.12 or 80% of the lowest daily VWAP in the three trading days prior to the conversion, subject to certain conditions. The Convertible Note contains standard and customary events of default including, but not limited to, failure to make payments when due under the Convertible Note, failure to comply with certain covenants contained in the Convertible Note, or bankruptcy or insolvency of the Company.

After the occurrence of any Event of Default (as defined in the Convertible Note) that results in the eventual acceleration of the Convertible Note, the interest rate on the Convertible Note shall accrue at an additional interest rate equal to the lesser of 18.0% per annum or the maximum rate permitted under applicable law, shall be compounded daily, and shall be due and payable on the first Trading Day of each calendar month during the continuance of such Event of Default. All overdue accrued and unpaid interest to be paid hereunder shall entail a late fee at an interest rate equal to 18% per annum.

The shares of Common Stock issuable upon conversion of the Convertible Note were offered and sold to the Investor in reliance upon exemption from the registration requirements under Section 3(a)(9) under the Securities Act of 1933, as amended.

The foregoing is only a brief description of the material terms of the Convertible Note, the form of which is attached hereto as exhibit to this Current Report on Form 8-K, and is incorporated herein by reference. The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such descriptions are qualified in their entirety by reference to the exhibit.

Item 2.04      Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 3.02.

As previously reported in the Company’s Current Report on Form 8-K filed on January 14, 2019, the Company received a notice of default (the “Notice”) from the Investor on December 21, 2018 contending that the October Note was in default because (i) the Company had not repaid the October Note by December 8, 2018 and (ii) of certain other events of default related to the November Note. The Investor stated in the Notice that it will commence litigation against the Company unless it has been paid the sum of $888,150 plus interest by December 31, 2018.

Following receipt of the Notice, the Company entered into discussions with the Investor regarding terms of a forbearance agreement, which terms of forbearance are set forth in the Exchange Agreement.

Item 3.02     Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 3.02.

Item 9.01      Exhibits and Financial Statements.

(d)           Exhibits:

Exhibit No.	Description

4.1	Form of Secured Promissory Note 1
4.2	Form of Secured Promissory Note 2
4.3	Form of Secured Convertible Promissory Note
10.1	Form of Exchange Agreement
10.2	Form of Security Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC.

Dated: January 24, 2019	/s/ Milton C. Ault, III
Milton C. Ault, III Chief Executive Officer